UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-02258
Boston Income Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 4.6%(1)

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 0.7%

Hawker Beechcraft Acquisition, Term Loan, 2.26%, Maturing 3/26/14	$22,732	$19,098,779
Hawker Beechcraft Acquisition, Term Loan, 2.29%, Maturing 3/26/14	1,359	1,141,816

		$20,240,595

Automotive — 0.5%

Pinafore, LLC, Term Loan, 6.75%, Maturing 9/29/16	$15,500	$15,702,229

		$15,702,229

Automotive & Auto Parts — 0.1%

EPD Holdings, (Goodyear Engineering Products), Term Loan - Second Lien, 6.01%, Maturing 7/13/15	$5,410	$4,270,519

		$4,270,519

Broadcasting — 0.3%

HIT Entertainment, Inc., Term Loan - Second Lien, 5.94%, Maturing 2/26/13	$13,910	$10,386,138

		$10,386,138

Building Materials — 0.5%

Goodman Global Holdings, Inc., Term Loan, Maturing 10/28/16(2)	$4,900	$4,972,888
Panolam Industries Holdings, Inc., Term Loan, 8.25%, Maturing 12/31/13	5,294	4,888,542
Panolam Industries Holdings, Inc., Term Loan - Second Lien, 12.00%, Maturing 6/30/14	4,119	3,724,320

		$13,585,750

Capital Goods — 0.3%

Dresser, Inc., Term Loan - Second Lien, 6.11%, Maturing 5/4/15	$2,120	$2,120,000
Reynolds Group Holdings, Inc., Term Loan, 2.38%, Maturing 5/5/16(3)	6,000	6,053,298

		$8,173,298

Food Service — 0.6%

Burger King Corp., Term Loan, 6.25%, Maturing 10/19/16	$12,030	$12,154,811
DineEquity, Inc., Term Loan, 6.00%, Maturing 10/19/17	3,300	3,338,501
U.S. Foodservice, Term Loan, Maturing 7/3/14(2)	2,000	1,812,188

		$17,305,500

Gaming — 0.2%

BLB Worldwide Holdings, Term Loan - Second Lien, 0.00%, Maturing 7/18/12(4)	$8,520	$202,350
Cannery Casino Resorts, LLC, Term Loan - Second Lien, 4.51%, Maturing 5/16/14	3,220	2,672,600
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	4,195	4,047,796

		$6,922,746

Insurance — 0.2%

HUB International Holdings, Inc., Term Loan, 6.75%, Maturing 6/13/14	$4,925	$4,888,187

		$4,888,187

Services — 0.1%

Brickman Group Holdings, Inc., Term Loan, Maturing 10/14/16(2)	$3,000	$3,035,628

		$3,035,628

Super Retail — 0.3%

General Nutrition Centers, Inc., Term Loan, 2.53%, Maturing 9/16/13	$7,910	$7,732,025

		$7,732,025

Transportation Ex Air / Rail — 0.3%

CEVA Group PLC, Term Loan, 3.26%, Maturing 11/4/13	$7,978	$7,166,522
CEVA Group PLC, Term Loan, 3.88%, Maturing 11/4/13	1,991	1,783,527

		$8,950,049

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Utilities — 0.5%

TXU Texas Competitive Electric Holdings Co., LLC, Term Loan, 3.92%, Maturing 10/10/14	$17,530	$13,791,742

		$13,791,742

Total Senior Floating-Rate Interests
(identified cost $145,711,718)		$134,984,406

Corporate Bonds & Notes — 87.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace and Defense — 0.2%

BE Aerospace, Inc., 6.875%, 10/1/20	$4,565	$4,873,138

		$4,873,138

Air Transportation — 0.1%

Continental Airlines, 7.033%, 6/15/11	$904	$923,236
United Air Lines, Inc., Sr. Notes, 9.875%, 8/1/13(5)	915	1,011,075

		$1,934,311

Automotive — 0.9%

Avis Budget Car Rental, LLC / Avis Budget Finance, Inc., 9.625%, 3/15/18	$6,005	$6,485,400
Pinafore, LLC/Pinafore, Inc., Sr. Notes, 9.00%, 10/1/18(5)	19,190	20,629,250

		$27,114,650

Automotive & Auto Parts — 3.9%

Accuride Corp., 9.50%, 8/1/18(5)	$4,575	$5,009,625
Affinia Group, Inc., Sr. Notes, 10.75%, 8/15/16(5)	4,855	5,419,394
Allison Transmission, Inc., 11.00%, 11/1/15(5)	1,455	1,585,950
Allison Transmission, Inc., (PIK), 11.25%, 11/1/15(5)	18,639	20,293,320
American Axle & Manufacturing Holdings, Inc., Sr. Notes, 9.25%, 1/15/17(5)	12,365	14,080,643
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	5,790	5,297,850
Ford Motor Credit Co., Sr. Notes, 8.00%, 12/15/16	16,305	19,117,205
Ford Motor Credit Co., Sr. Notes, 8.125%, 1/15/20	4,565	5,591,833
Ford Motor Credit Co., Sr. Notes, 12.00%, 5/15/15	4,785	6,138,916
Goodyear Tire & Rubber Co. (The), Sr. Notes, 10.50%, 5/15/16	4,765	5,479,750
Lear Corp., 7.875%, 3/15/18	1,810	1,977,425
Lear Corp., 8.125%, 3/15/20	2,250	2,514,375
Navistar International Corp., 8.25%, 11/1/21	10,140	11,166,675
Tower Automotive Holdings USA, LLC/TA Holding Finance, Inc., Sr. Notes, 10.625%, 9/1/17(5)	8,985	9,479,175

		$113,152,136

Banks and Thrifts — 2.1%

CIT Group, Inc., Sr. Notes, 7.00%, 5/1/14	$4,780	$4,827,800
CIT Group, Inc., Sr. Notes, 7.00%, 5/1/17	11,565	11,565,000
General Motors Acceptance Corp., 7.00%, 2/1/12	500	523,750
General Motors Acceptance Corp., 8.00%, 12/31/18	7,490	7,827,050
General Motors Acceptance Corp., 8.00%, 11/1/31	14,230	15,617,425
General Motors Acceptance Corp., 8.30%, 2/12/15(5)	18,240	19,927,200

		$60,288,225

Broadcasting — 2.4%

Clear Channel Communications, Inc., Sr. Notes, 4.40%, 5/15/11	$6,020	$5,944,750
Clear Channel Communications, Inc., Sr. Notes, 5.00%, 3/15/12	1,540	1,488,025
Clear Channel Communications, Inc., Sr. Notes, 6.25%, 3/15/11	32,130	32,210,325
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17	4,900	5,377,750
Rainbow National Services, LLC, Sr. Sub. Notes, 10.375%, 9/1/14(5)	2,490	2,605,162
Sirius XM Radio, Inc., Sr. Notes, 9.75%, 9/1/15(5)	4,520	5,090,650
XM Satellite Radio Holdings, Inc., 13.00%, 8/1/14(5)	15,340	18,369,650

		$71,086,312

Building Materials — 0.6%

Associated Materials, LLC, Sr. Notes, 9.125%, 11/1/17(5)	$8,930	$9,398,825
Interface, Inc., Sr. Notes, 11.375%, 11/1/13	2,320	2,702,800
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	786	813,510

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Building Materials (continued)

Norcraft Cos. LP/Norcraft Finance Corp., Sr. Notes, 10.50%, 12/15/15	$2,085	$2,236,163
Ply Gem Industries, Inc., Sr. Notes, 11.75%, 6/15/13	2,550	2,750,812

		$17,902,110

Cable / Satellite TV — 0.7%

Cablevision Systems Corp., Sr. Notes, 7.75%, 4/15/18	$3,285	$3,601,181
Cablevision Systems Corp., Sr. Notes, 8.625%, 9/15/17	2,265	2,567,944
CCO Holdings, LLC/CCO Capital Corp., 7.875%, 4/30/18(5)	1,370	1,462,475
CCO Holdings, LLC/CCO Capital Corp., 8.125%, 4/30/20(5)	5,175	5,614,875
National Cable PLC, Sr. Notes, 9.125%, 8/15/16	7,100	7,623,625

		$20,870,100

Capital Goods — 2.0%

American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$3,895	$3,963,162
Amsted Industries, Inc., Sr. Notes, 8.125%, 3/15/18(5)	9,585	10,160,100
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	3,575	3,655,438
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(5)	8,830	9,139,050
Greenbrier Cos., Inc., 8.375%, 5/15/15	480	480,000
Manitowoc Co., Inc. (The), 9.50%, 2/15/18	2,475	2,676,094
RBS Global & Rexnord Corp., 11.75%, 8/1/16	5,290	5,713,200
Reynolds Group Holdings, Inc., Sr. Notes, 8.50%, 5/15/18(5)	8,930	9,175,575
Terex Corp., Sr. Notes, 10.875%, 6/1/16	11,975	13,711,375

		$58,673,994

Chemicals — 3.9%

BWAY Holding Co., 10.00%, 6/15/18(5)	$1,855	$2,031,225
Celanese US Holdings, LLC, 6.625%, 10/15/18(5)	2,745	2,923,425
CF Industries, Inc., Sr. Notes, 6.875%, 5/1/18	9,045	10,333,912
CF Industries, Inc., Sr. Notes, 7.125%, 5/1/20	6,735	7,829,437
Chemtura Corp., 7.875%, 9/1/18(5)	6,300	6,819,750
CII Carbon, LLC, 11.125%, 11/15/15(5)	5,855	6,250,213
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, Sr. Notes, 9.00%, 11/15/20(5)	3,190	3,325,575
INEOS Finance PLC, Sr. Notes, 9.00%, 5/15/15(5)	8,320	8,860,800
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(5)	8,975	8,212,125
Koppers, Inc., 7.875%, 12/1/19	2,130	2,316,375
LBI Escrow Corp., Sr. Notes, 8.00%, 11/1/17(5)	13,495	14,810,762
Lyondell Chemical Co., Sr. Notes, 11.00%, 5/1/18	5,360	6,030,000
Momentive Performance Materials, Inc., 9.00%, 1/15/21(5)	4,540	4,721,600
Nalco Co., Sr. Notes, 8.25%, 5/15/17	5,500	6,153,125
Nova Chemicals Corp., Sr. Notes, 8.375%, 11/1/16	5,500	6,036,250
PolyOne Corp., Sr. Notes, 7.375%, 9/15/20	1,830	1,946,663
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(5)	7,605	6,844,500
Solutia, Inc., 8.75%, 11/1/17	4,840	5,445,000
Vertellus Specialties, Inc., Sr. Notes, 9.375%, 10/1/15(5)	3,685	3,975,194

		$114,865,931

Consumer Products — 2.8%

ACCO Brands Corp., Sr. Notes, 10.625%, 3/15/15	$6,630	$7,516,763
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	12,225	12,561,187
Diversey Holdings, Inc., Sr. Notes, 10.50%, 5/15/20	9,113	10,639,328
Revlon Consumer Products Corp., 9.75%, 11/15/15	11,850	12,412,875
Reynolds Group Holdings, Inc., Sr. Notes, 7.125%, 4/15/19(5)	9,015	9,443,213
Reynolds Group Holdings, Inc., Sr. Notes, 9.00%, 4/15/19(5)	9,015	9,409,406
Scotts Miracle-Gro Co. (The), 7.25%, 1/15/18	1,790	1,917,538
Sealy Mattress Co., Sr. Notes, 10.875%, 4/15/16(5)	3,853	4,426,134
Spectrum Brands Holdings, Inc., (PIK), 12.00%, 8/28/19	10,467	11,853,877

		$80,180,321

Containers — 0.4%

Ardagh Packaging Finance PLC, 9.125%, 10/15/20(5)	$3,735	$3,977,775
Ardagh Packaging Finance PLC, Sr. Notes, 7.375%, 10/15/17(5)	2,665	2,838,225
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	5,160	4,360,200

		$11,176,200

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Diversified Financial Services — 0.2%

Cantor Fitzgerald, L.P., 7.875%, 10/15/19(5)	$5,410	$5,659,028

		$5,659,028

Diversified Media — 1.6%

Catalina Marketing Corp., (PIK), 10.50%, 10/1/15(5)	$9,694	$10,421,050
Catalina Marketing Corp., 11.625%, 10/1/17(5)	11,570	12,900,550
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	2,355	2,134,219
MDC Partners, Inc., 11.00%, 11/1/16(5)	4,840	5,396,600
Nielsen Finance, LLC, 10.00%, 8/1/14	1,626	1,713,397
Nielsen Finance, LLC, 11.50%, 5/1/16	6,670	7,703,850
Nielsen Finance, LLC, (0.00% until 8/1/11), 12.50%, 8/1/16	4,600	4,709,250
Nielsen Finance, LLC, Sr. Notes, 11.625%, 2/1/14	795	918,225

		$45,897,141

Electric Utilities — 0.1%

Dynegy Holdings, Inc., Sr. Notes, 7.75%, 6/1/19	$2,785	$1,914,688

		$1,914,688

Energy — 8.4%

Abengoa Finance SAU, 8.875%, 11/1/17(5)	$5,225	$5,172,750
Anadarko Petroleum Corp., Sr. Notes, 6.375%, 9/15/17	11,215	12,477,226
Berry Petroleum Co., Sr. Notes, 10.25%, 6/1/14	6,755	7,827,356
Bill Barrett Corp., 9.875%, 7/15/16	1,410	1,558,050
Calpine Corp., Sr. Notes, 7.50%, 2/15/21(5)	23,420	24,093,325
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18(5)	3,620	3,663,311
Coffeyville Resources, LLC/Coffeyville Finance, Inc., Sr. Notes, 9.00%, 4/1/15(5)	8,410	9,061,775
Compton Petroleum Finance Corp., 10.00%, 9/15/17	3,516	3,023,853
Continental Resources, Inc., 7.125%, 4/1/21(5)	2,290	2,484,650
Continental Resources, Inc., 7.375%, 10/1/20(5)	925	1,005,938
Denbury Resources, Inc., 8.25%, 2/15/20	5,335	5,975,200
Denbury Resources, Inc., Sr. Sub. Notes, 7.50%, 12/15/15	4,315	4,498,387
Denbury Resources, Inc., Sr. Sub. Notes, 9.75%, 3/1/16	9,875	11,232,812
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	6,220	6,733,498
El Paso Tennessee Pipeline Co., Sr. Notes, 7.25%, 12/15/25	11,665	11,878,501
Energy Transfer Equity, L.P., 7.50%, 10/15/20	3,645	3,991,275
Expro Finance Luxembourg SCA, 8.50%, 12/15/16(5)	9,535	9,439,650
Forbes Energy Services, Sr. Notes, 11.00%, 2/15/15	9,520	9,115,400
Harvest Operations Corp., 6.875%, 10/1/17(5)	2,710	2,859,050
Holly Corp., 9.875%, 6/15/17	5,995	6,594,500
McJunkin Red Man Corp., Sr. Notes, 9.50%, 12/15/16(5)	6,740	6,234,500
OPTI Canada, Inc., Sr. Notes, 7.875%, 12/15/14	4,010	3,027,550
OPTI Canada, Inc., Sr. Notes, 8.25%, 12/15/14	3,605	2,748,813
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	3,885	4,370,625
Petroplus Finance, Ltd., 6.75%, 5/1/14(5)	955	916,800
Petroplus Finance, Ltd., 7.00%, 5/1/17(5)	6,105	5,616,600
Petroplus Finance, Ltd., Sr. Notes, 9.375%, 9/15/19(5)	12,145	11,719,925
Quicksilver Resources, Inc., Sr. Notes, 11.75%, 1/1/16	14,465	16,779,400
Rosetta Resources, Inc., 9.50%, 4/15/18	3,375	3,535,313
SandRidge Energy, Inc., 8.75%, 1/15/20	5,275	5,512,375
SandRidge Energy, Inc., Sr. Notes, (PIK), 8.625%, 4/1/15	14,670	15,073,425
SESI, LLC, Sr. Notes, 6.875%, 6/1/14	1,150	1,167,250
Southwestern Energy Co., Sr. Notes, 7.50%, 2/1/18	9,050	10,452,750
United Refining Co., Sr. Notes, 10.50%, 8/15/12	15,575	14,406,875

		$244,248,708

Entertainment / Film — 1.9%

AMC Entertainment, Inc., 11.00%, 2/1/16	$32,141	$34,431,046
AMC Entertainment, Inc., Sr. Notes, 8.75%, 6/1/19	1,865	2,007,206
Marquee Holdings, Inc., Sr. Disc. Notes, 9.505%, 8/15/14	8,495	7,072,088
Regal Entertainment Group, 9.125%, 8/15/18	3,150	3,366,563
WMG Acquisition Corp., Sr. Notes, 9.50%, 6/15/16	8,335	9,022,637

		$55,899,540

Environmental — 0.1%

Casella Waste Systems, Inc., Sr. Notes, 11.00%, 7/15/14	$2,350	$2,611,438

		$2,611,438

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Food & Drug Retail — 0.2%

Rite Aid Corp., Sr. Notes, 8.00%, 8/15/20(5)	$6,725	$6,960,375

		$6,960,375

Food Service — 0.2%

DineEquity, Inc., Sr. Notes, 9.50%, 10/30/18(5)	$4,465	$4,777,550

		$4,777,550

Food / Beverage / Tobacco — 2.6%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Notes, 15.00%, 5/15/17(5)	$5,575	$5,268,375
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Sub. Notes, 10.75%, 5/15/16(5)	8,180	8,589,000
Dole Foods Co., Sr. Notes, 13.875%, 3/15/14	6,998	8,668,772
Michael Foods, Inc., Sr. Notes, 9.75%, 7/15/18(5)	9,060	9,920,700
Pinnacle Foods Finance, LLC, 8.25%, 9/1/17(5)	900	942,750
Pinnacle Foods Finance, LLC, 9.25%, 4/1/15(5)	6,220	6,585,425
Pinnacle Foods Finance, LLC, 9.25%, 4/1/15	4,130	4,372,638
Pinnacle Foods Finance, LLC, 10.625%, 4/1/17	580	633,650
Smithfield Foods, Inc., Sr. Notes, 7.75%, 5/15/13	3,370	3,551,138
Smithfield Foods, Inc., Sr. Notes, 10.00%, 7/15/14(5)	8,315	9,624,612
U.S. Foodservice, Inc., Sr. Notes, 10.75%, 6/30/15(5)	17,380	18,162,100

		$76,319,160

Gaming — 4.7%

Buffalo Thunder Development Authority, 9.375%, 12/15/14(4)(5)	$11,355	$3,009,075
CCM Merger, Inc., 8.00%, 8/1/13(5)	4,865	4,573,100
Chukchansi EDA, Sr. Notes, Variable Rate, 4.123%, 11/15/12(5)	5,045	3,228,800
Eldorado Casino Shreveport, (PIK), 10.00%, 8/1/12(6)	518	456,573
Fontainebleau Las Vegas Casino, LLC, 11.00%, 6/15/15(4)(5)	19,830	156,062
Harrah’s Operating Co., Inc., 5.375%, 12/15/13	3,725	3,408,375
Harrah’s Operating Co., Inc., 5.625%, 6/1/15	25,625	19,218,750
Harrah’s Operating Co., Inc., Sr. Notes, 10.00%, 12/15/18	2,280	1,989,300
Harrah’s Operating Co., Inc., Sr. Notes, 11.25%, 6/1/17	13,160	14,607,600
Harrah’s Operating Co., Inc., Sr. Notes, 12.75%, 4/15/18(5)	9,205	9,158,975
Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.00%, 11/15/10(4)	7,910	3,243,100
Majestic HoldCo, LLC, 12.50%, 10/15/11(4)(5)	3,390	61,020
MGM Resorts International, 6.75%, 9/1/12	4,145	4,108,731
MGM Resorts International, Sr. Notes, 9.00%, 3/15/20(5)	2,250	2,472,188
MGM Resorts International, Sr. Notes, 10.375%, 5/15/14	4,625	5,226,250
MGM Resorts International, Sr. Notes, 11.125%, 11/15/17	4,790	5,532,450
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	7,630	5,283,775
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	7,140	4,926,600
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	15,085	13,218,231
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 11.50%, 11/1/17(5)	5,385	4,954,200
Peninsula Gaming, LLC, 8.375%, 8/15/15	1,350	1,437,750
Peninsula Gaming, LLC, 10.75%, 8/15/17	8,250	8,827,500
San Pasqual Casino, 8.00%, 9/15/13(5)	2,005	1,954,875
Seminole Hard Rock Entertainment, Variable Rate, 2.792%, 3/15/14(5)	1,585	1,414,613
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(5)	9,455	8,639,506
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(5)(6)	9,911	6,391,604

		$137,499,003

Health Care — 7.1%

Accellent, Inc., Sr. Notes, 8.375%, 2/1/17	$9,280	$9,836,800
Alere, Inc., 9.00%, 5/15/16	2,685	2,879,663
Alere, Inc., Sr. Notes, 7.875%, 2/1/16	5,460	5,746,650
American Renal Holdings, Sr. Notes, 8.375%, 5/15/18(5)	1,820	1,938,300
Biomet, Inc., 11.625%, 10/15/17	27,720	31,358,250
Biomet, Inc., (PIK), 10.375%, 10/15/17	8,570	9,598,400
DJO Finance, LLC/DJO Finance Corp., 9.75%, 10/15/17(5)	3,610	3,772,450
DJO Finance, LLC/DJO Finance Corp., 10.875%, 11/15/14	14,170	15,604,712
Fresenius US Finance II, Inc., Sr. Notes, 9.00%, 7/15/15(5)	3,685	4,320,663
HCA, Inc., 9.25%, 11/15/16	10,125	10,985,625
HCA, Inc., (PIK), 9.625%, 11/15/16	1,740	1,896,600
HCA, Inc., Sr. Notes, 9.875%, 2/15/17	9,715	10,953,662
inVentiv Health, Inc., Sr. Notes, 10.00%, 8/15/18(5)	3,205	3,237,050
LifePoint Hospitals, Inc., 6.625%, 10/1/20(5)	3,420	3,616,650
Multiplan, Inc., 9.875%, 9/1/18(5)	9,515	10,204,837
National Mentor Holdings, Inc., 11.25%, 7/1/14	7,385	7,625,012

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Health Care (continued)

Patheon, Inc., Sr. Notes, 8.625%, 4/15/17(5)	$3,600	$3,753,000
Quintiles Transnational Corp., Sr. Notes, (PIK), 9.50%, 12/30/14(5)	19,970	20,419,325
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	2,415	2,457,263
Rural/Metro Corp., Sr. Disc. Notes, 12.75%, 3/15/16	8,075	8,640,250
Sabra Health Care LP / Sabra Capital Corp., 8.125%, 11/1/18(5)	3,160	3,286,400
US Oncology, Inc., 10.75%, 8/15/14	8,635	8,991,194
US Oncology, Inc., Sr. Notes, 9.125%, 8/15/17	11,655	13,024,462
Valeant Pharmaceuticals International, 6.75%, 10/1/17(5)	4,655	4,870,294
Valeant Pharmaceuticals International, 7.00%, 10/1/20(5)	6,980	7,346,450

		$206,363,962

Homebuilders / Real Estate — 1.2%

CB Richard Ellis Service, Inc., 6.625%, 10/15/20(5)	$8,930	$9,108,600
CB Richard Ellis Service, Inc., Sr. Sub. Notes, 11.625%, 6/15/17	22,945	26,845,650

		$35,954,250

Hotels — 1.0%

Mandalay Resort Group, 6.375%, 12/15/11	$9,765	$9,826,031
MCE Finance, Ltd., Sr. Notes, 10.25%, 5/15/18(5)	7,080	8,026,950
Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 7.75%, 8/15/20(5)	9,145	9,968,050

		$27,821,031

Insurance — 0.5%

Alliant Holdings I, Inc., 11.00%, 5/1/15(5)	$5,665	$5,983,656
HUB International Holdings, Inc., Sr. Notes, 9.00%, 12/15/14(5)	4,265	4,323,644
U.S.I. Holdings Corp., Sr. Notes, Variable Rate, 4.251%, 11/15/14(5)	3,265	2,840,550

		$13,147,850

Leisure — 1.6%

HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(4)(5)(6)	$3,635	$0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(4)(5)(6)	5,141	0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 0.00%, 4/1/12(4)(5)(6)	6,665	0
Live Nation Entertainment, Inc., Sr. Notes, 8.125%, 5/15/18(5)	1,940	2,007,900
MU Finance PLC, Sr. Notes, 8.375%, 2/1/17(5)	2,165	2,170,413
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	4,095	4,422,600
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	5,505	5,986,687
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	2,185	2,392,575
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	4,390	4,796,075
Universal City Development Partners, Ltd./UCDP Finance, Inc., 8.875%, 11/15/15	9,955	10,602,075
Universal City Development Partners, Ltd./UCDP Finance, Inc., 10.875%, 11/15/16	13,165	14,580,237

		$46,958,562

Machinery — 0.3%

Manitowoc Co., Inc. (The), 8.50%, 11/1/20	$8,945	$9,381,069

		$9,381,069

Metals / Mining — 4.1%

Arch Coal, Inc., 7.25%, 10/1/20	$3,175	$3,492,500
Arch Coal, Inc., Sr. Notes, 8.75%, 8/1/16	2,660	2,999,150
Cloud Peak Energy Resources, LLC / Cloud Peak Energy Finance Corp., 8.50%, 12/15/19	10,620	11,735,100
Consol Energy, Inc., 8.00%, 4/1/17(5)	5,395	5,934,500
Consol Energy, Inc., 8.25%, 4/1/20(5)	4,520	5,062,400
FMG Finance PTY, Ltd., 10.625%, 9/1/16(5)	19,230	28,460,400
FMG Resources PTY, Ltd., Sr. Notes, 7.00%, 11/1/15(5)	22,750	23,432,500
Murray Energy Corp., Sr. Notes, 10.25%, 10/15/15(5)	12,040	12,882,800
Novelis, Inc./GA, Sr. Notes, 11.50%, 2/15/15	2,710	3,157,150
Teck Resources, Ltd., Sr. Notes, 10.25%, 5/15/16	3,168	3,916,763
Teck Resources, Ltd., Sr. Notes, 10.75%, 5/15/19	15,390	19,689,966

		$120,763,229

Paper — 2.4%

ABI Escrow Corp., Sr. Notes, 10.25%, 10/15/18(5)	$6,790	$7,282,275
Boise Paper Holdings, LLC, 8.00%, 4/1/20	1,805	1,958,425

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Paper (continued)

Boise Paper Holdings, LLC, Sr. Notes, 9.00%, 11/1/17	$5,985	$6,553,575
Domtar Corp., Sr. Notes, 10.75%, 6/1/17	8,205	10,328,044
International Paper Co., 9.375%, 5/15/19	17,230	22,788,415
International Paper Co., Sr. Notes, 7.50%, 8/15/21	3,100	3,787,580
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	9,575	9,263,812
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes, 9.125%, 8/1/14	7,355	7,612,425
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes, Variable Rate, 4.216%, 8/1/14	975	879,938

		$70,454,489

Pharmaceuticals — 0.1%

Warner Chilcott Co. LLC, 7.75%, 9/15/18(5)	$2,995	$3,129,775

		$3,129,775

Railroad — 0.6%

Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14	$2,350	$2,467,500
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	8,155	8,501,587
Kansas City Southern Mexico, Sr. Notes, 8.00%, 6/1/15	6,410	6,954,850

		$17,923,937

Restaurants — 0.3%

NPC International, Inc., Sr. Sub. Notes, 9.50%, 5/1/14	$7,575	$7,878,000

		$7,878,000

Services — 7.1%

Brickman Group Holdings, Inc., Sr. Notes, 9.125%, 11/1/18(5)	$1,875	$1,940,625
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14	10,305	10,408,050
Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16	17,850	18,296,250
Hertz Corp., 7.50%, 10/15/18(5)	690	714,150
Hertz Corp., 8.875%, 1/1/14	5,220	5,389,650
Hertz Corp., 10.50%, 1/1/16	2,650	2,832,188
Laureate Education, Inc., 10.00%, 8/15/15(5)	26,656	27,455,680
Laureate Education, Inc., 11.75%, 8/15/17(5)	13,854	14,962,320
Laureate Education, Inc., (PIK), 10.25%, 8/15/15(5)	28,065	29,027,046
MDC Partners, Inc., 11.00%, 11/1/16	7,310	8,150,650
MediMedia USA, Inc., Sr. Sub. Notes, 11.375%, 11/15/14(5)	5,110	4,420,150
Muzak, LLC/Muzak Finance, Sr. Notes, (PIK), 15.00%, 7/31/14	1,863	1,325,077
RSC Equipment Rental, Inc., 10.25%, 11/15/19	4,495	4,910,787
RSC Equipment Rental, Inc., Sr. Notes, 10.00%, 7/15/17(5)	11,810	13,256,725
ServiceMaster Co. (The), (PIK), 10.75%, 7/15/15(5)	3,025	3,259,438
Sitel LLC/Sitel Finance Corp., Sr. Notes, 11.50%, 4/1/18(5)	2,750	2,234,375
Ticketmaster Entertainment, Inc., 10.75%, 8/1/16	9,430	10,490,875
TransUnion LLC/TransUnion Financing Corp., 11.375%, 6/15/18(5)	6,890	7,975,175
Tutor Perini Corp., 7.625%, 11/1/18(5)	8,020	8,180,400
United Rentals North America, Inc., 7.75%, 11/15/13	3,565	3,605,106
United Rentals North America, Inc., 8.375%, 9/15/20	9,065	9,246,300
United Rentals North America, Inc., 10.875%, 6/15/16	8,360	9,572,200
West Corp., 9.50%, 10/15/14	9,745	10,256,612

		$207,909,829

Steel — 0.2%

AK Steel Corp., 7.625%, 5/15/20	$3,770	$3,944,363
RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14(4)	8,245	84,099
United States Steel Corp., Sr. Notes, 7.375%, 4/1/20	2,255	2,364,931

		$6,393,393

Super Retail — 6.0%

Express, LLC/Express Finance Corp., 8.75%, 3/1/18	$14,275	$15,274,250
General Nutrition Center, Sr. Notes, (PIK), Variable Rate, 5.75%, 3/15/14	8,645	8,612,581
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	19,395	19,879,875
Limited Brands, Inc., 8.50%, 6/15/19	11,125	13,183,125
Michaels Stores, Inc., (0.00% until 11/1/11), 13.00%, 11/1/16	14,630	14,392,263
Michaels Stores, Inc., Sr. Notes, 7.75%, 11/1/18(5)	2,275	2,263,625
Neiman Marcus Group, Inc., (PIK), 9.00%, 10/15/15	14,779	15,518,221
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	34,896	38,472,840

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)		Value

Super Retail (continued)

Toys “R” Us, 7.875%, 4/15/13	$6,425		$6,794,438
Toys “R” Us, 10.75%, 7/15/17	19,245		22,083,637
Toys “R” Us, Sr. Notes, 7.375%, 9/1/16(5)	5,980		6,256,575
Toys “R” Us Property Co., LLC, 8.50%, 12/1/17(5)	2,370		2,577,375
Yankee Acquisition Corp., 9.75%, 2/15/17	8,000		8,380,000

			$173,688,805

Technology — 2.9%

Advanced Micro Devices, Inc., 8.125%, 12/15/17	$3,260		$3,537,100
Advanced Micro Devices, Inc., Sr. Notes, 7.75%, 8/1/20(5)	2,380		2,534,700
Alliant Techsystems, Inc., 6.875%, 9/15/20	2,335		2,469,263
Avaya, Inc., Sr. Notes, 9.75%, 11/1/15	10,540		10,658,575
Avaya, Inc., Sr. Notes, (PIK), 10.125%, 11/1/15	15,820		15,998,181
Avaya, Inc., Sr. Notes, (PIK), 10.125%, 11/1/15(5)	0	(7)	491
Brocade Communications Systems, Inc., Sr. Notes, 6.625%, 1/15/18	2,215		2,370,050
Brocade Communications Systems, Inc., Sr. Notes, 6.875%, 1/15/20	2,795		3,018,600
SSI Investments II, Sr. Notes, 11.125%, 6/1/18(5)	10,215		11,491,875
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15	27,755		31,154,987

			$83,233,822

Telecommunications — 7.9%

Clearwire Communications, LLC/Clearwire Finance, Inc., Sr. Notes, 12.00%, 12/1/15(5)	$15,435		$17,210,025
Digicel Group, Ltd., Sr. Notes, 8.25%, 9/1/17(5)	3,890		4,108,813
Digicel Group, Ltd., Sr. Notes, 12.00%, 4/1/14(5)	6,760		7,951,450
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	28,585		31,264,844
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16	6,248		6,700,980
Intelsat Jackson Holdings, Ltd., 11.50%, 6/15/16	2,350		2,567,375
Intelsat Luxembourg SA, (PIK), 11.50%, 2/4/17	9,310		10,112,987
Intelsat SA, Sr. Notes, 6.50%, 11/1/13	5,010		5,072,625
Intelsat Subsidiary Holdings Co., Ltd., 8.875%, 1/15/15(5)	8,600		8,901,000
Nextel Communications, Inc., Series E, 6.875%, 10/31/13	2,785		2,819,813
NII Capital Corp., 8.875%, 12/15/19	10,395		11,616,412
NII Capital Corp., 10.00%, 8/15/16	9,510		10,829,512
SBA Telecommunications, Inc., 8.00%, 8/15/16	4,075		4,513,063
SBA Telecommunications, Inc., 8.25%, 8/15/19	2,725		3,079,250
Sprint Capital Corp., 6.875%, 11/15/28	10,610		10,052,975
Sprint Capital Corp., 6.90%, 5/1/19	17,195		17,667,862
Telesat Canada/Telesat, LLC, Sr. Notes, 11.00%, 11/1/15	17,145		19,330,987
Telesat Canada/Telesat, LLC, Sr. Sub. Notes, 12.50%, 11/1/17	12,665		15,008,025
Wind Acquisition Finance SA, 12.00%, 12/1/15(5)	8,620		9,180,300
Wind Acquisition Finance SA, Sr. Notes, 11.75%, 7/15/17(5)	13,270		15,194,150
Wind Acquisition Finance SA, Sr. Notes, (PIK), 12.25%, 7/15/17(5)	7,245		8,179,098
Windstream Corp., 7.875%, 11/1/17	3,935		4,318,663
Windstream Corp., 8.125%, 9/1/18(5)	4,940		5,347,550

			$231,027,759

Textiles / Apparel — 0.7%

Oxford Industries, Inc., Sr. Notes, 11.375%, 7/15/15	$8,625		$9,854,062
Phillips-Van Heusen Corp., Sr. Notes, 7.75%, 11/15/23	9,180		10,190,911

			$20,044,973

Transportation Ex Air / Rail — 2.2%

AMGH Merger Sub, Inc., 9.25%, 11/1/18(5)	$2,820		$2,932,800
AWAS Aviation Capital, Ltd., Sr. Notes, 7.00%, 10/15/16(5)	8,290		8,333,250
CEVA Group PLC, Sr. Notes, 11.50%, 4/1/18(5)	9,300		9,951,000
CEVA Group PLC, Sr. Notes, 11.625%, 10/1/16(5)	6,960		7,569,000
CHC Helicopter SA, Sr. Notes, 9.25%, 10/15/20(5)	22,735		23,871,750
Swift Transportation Co., Inc., Sr. Notes, 12.50%, 5/15/17(5)	4,955		5,153,200
Teekay Corp., Sr. Notes, 8.50%, 1/15/20	4,880		5,447,300

			$63,258,300

Utilities — 1.3%

AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	$2,243		$2,355,403
Calpine Construction Finance Co., Sr. Notes, 8.00%, 6/1/16(5)	11,965		13,011,937
NGC Corp., 7.625%, 10/15/26	7,090		4,289,450
NRG Energy, Inc., 8.25%, 9/1/20(5)	11,225		11,954,625

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Utilities (continued)

NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	$4,840	$5,051,750
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	785	794,813

		$37,457,978

Total Corporate Bonds & Notes
(identified cost $2,400,548,800)		$2,546,695,072

Convertible Bonds — 0.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Health Care — 0.1%

Kendle International, Inc., 3.375%, 7/15/12	$4,295	$3,967,506

		$3,967,506

Total Convertible Bonds
(identified cost $4,051,974)		$3,967,506

Common Stocks — 0.6%

Security	Shares	Value

Building Materials — 0.2%

Panolam Holdings Co.(6)(8)	6,997	$5,563,385

		$5,563,385

Consumer Products — 0.0%(12)

HF Holdings, Inc.(6)(9)	3,400	$38,658

		$38,658

Energy — 0.0%(12)

SemGroup Corp.(9)	26,457	$616,448

		$616,448

Gaming — 0.0%(12)

Fontainebleau Equity Holdings, Class A(6)(8)(9)	301,724	$3,017
Greektown Superholdings, Inc.(9)	1,365	106,470
Shreveport Gaming Holdings, Inc.(6)	3,597	64,746

		$174,233

Publishing / Printing — 0.0%(12)

Dex One Corp.(9)	23,304	$163,361

		$163,361

Steel — 0.3%

RathGibson Acquisition Co., LLC(6)(8)(9)	367,800	$8,621,232

		$8,621,232

Super Retail — 0.1%

GNC Acquisition Holdings, Class A(6)(8)(9)	204,221	$2,634,451

		$2,634,451

Total Common Stocks
(identified cost $12,347,067)		$17,811,768

Convertible Preferred Stocks — 0.3%

Security	Shares	Value

Energy — 0.3%

Chesapeake Energy Corp., 4.50%	80,133	$7,308,931
Chesapeake Energy Corp., 5.00%(5)	9,586	770,475

		$8,079,406

Total Convertible Preferred Stocks
(identified cost $8,924,414)		$8,079,406

Preferred Stocks — 0.1%

Security	Shares/Units	Value

Diversified Financial Services — 0.1%

Citigroup Capital XIII, 7.875%	90,565	$2,399,973

		$2,399,973

Gaming — 0.0%(12)

Fontainebleau Resorts LLC (PIK)(6)(8)(9)	9,234	$92

		$92

Services — 0.0%(12)

Muzak Holdings, LLC, Variable Rate, (PIK), 10.00%(8)(9)	113,977	$199,450

		$199,450

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares/Units	Value

Super Retail — 0.0%(12)

GNC Acquisition Holdings(6)(8)(9)	69,779	$454,261

		$454,261

Total Preferred Stocks
(identified cost $12,986,547)		$3,053,776

Miscellaneous — 0.0%(12)

Security	Shares	Value

Cable / Satellite TV — 0.0%(12)

Adelphia, Inc., Escrow Certificate(9)	10,260,000	$168,264
Adelphia, Inc., Escrow Certificate(9)	5,085,000	83,394
Adelphia Recovery Trust(9)	14,818,854	296,377

		$548,035

Total Miscellaneous
(identified cost $13,800,475)		$548,035

Warrants — 0.1%

Security	Shares	Value

Energy — 0.0%(12)

SemGroup Corp., Expires 11/30/14(9)	27,849	$170,575

		$170,575

Food / Beverage / Tobacco — 0.1%

ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(9)	5,575	$696,875

		$696,875

Gaming — 0.0%(12)

Peninsula Gaming LLC, Convertible Preferred Membership Interests(6)(8)(9)	6,338	$537,065

		$537,065

Publishing / Printing — 0.0%(12)

Reader’s Digest Association, Inc. (The), Expires 2/14/19(6)(9)	33,105	$0

		$0

Total Warrants
(identified cost $278)		$1,404,515

Short-Term Investments — 4.5%

	Interest
Security	(000’s Omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(10)(11)	$131,022	$131,022,197

Total Short-Term Investments
(identified cost $131,022,197)		$131,022,197

Total Investments — 97.8%
(identified cost $2,729,393,470)		$2,847,566,681

Less Unfunded Loan Commitments — (0.2)%		$(6,000,000)

Net Investments — 97.6%
(identified cost $2,723,393,470)		$2,841,566,681

Other Assets, Less Liabilities — 2.4%		$68,579,166

Net Assets — 100.0%		$2,910,145,847

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PIK - Payment In Kind

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2010, at which time the interest rate will be determined.

(3)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(4)	Defaulted security. Currently the issuer is in default with respect to interest and/or principal payments.

(5)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $996,363,303 or 34.2% of the Portfolio’s net assets.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	Principal amount is less than $1,000.

(8)	Restricted security (see Note 5).

(9)	Non-income producing security.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(11)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $181,403 and $0, respectively.

(12)	Amount is less than 0.05%.

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $2,592,371,273)	$2,710,544,484
Affiliated investments, at value (identified cost, $131,022,197)	131,022,197
Cash	53,901
Restricted cash*	546,000
Interest and dividends receivable	62,796,556
Interest receivable from affiliated investment	17,729
Receivable for investments sold	34,481,799
Receivable for open swap contracts	1,115,686

Total assets	$2,940,578,352

Liabilities

Payable for investments purchased	$27,477,891
Payable for closed swap contracts	367,154
Premium received on open swap contracts	896,609
Payable to affiliates:
Investment adviser fee	1,442,652
Trustees’ fees	4,208
Accrued expenses	243,991

Total liabilities	$30,432,505

Net Assets applicable to investors’ interest in Portfolio	$2,910,145,847

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$2,790,856,950
Net unrealized appreciation	119,288,897

Total	$2,910,145,847

*	Represents restricted cash on deposit at the custodian as collateral for open swap contracts.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest and other income	$244,334,760
Dividends	615,224
Interest allocated from affiliated investments	214,250
Expenses allocated from affiliated investments	(32,847)

Total investment income	$245,131,387

Expenses

Investment adviser fee	$15,993,285
Trustees’ fees and expenses	50,500
Custodian fee	456,125
Legal and accounting services	136,706
Miscellaneous	82,011

Total expenses	$16,718,627

Deduct —
Reduction of custodian fee	$1,733

Total expense reductions	$1,733

Net expenses	$16,716,894

Net investment income	$228,414,493

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$78,499,902
Investment transactions allocated from affiliated investments	(94,639)
Swap contracts	2,006,638

Net realized gain	$80,411,901

Change in unrealized appreciation (depreciation) —
Investments	$143,007,075
Swap contracts	(538,429)

Net change in unrealized appreciation (depreciation)	$142,468,646

Net realized and unrealized gain	$222,880,547

Net increase in net assets from operations	$451,295,040

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$228,414,493	$202,665,694
Net realized gain (loss) from investment transactions and swap contracts	80,411,901	(72,156,937)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	142,468,646	587,607,408

Net increase in net assets from operations	$451,295,040	$718,116,165

Capital transactions —
Contributions	$356,663,219	$918,981,224
Withdrawals	(294,698,173)	(771,550,984)

Net increase in net assets from capital transactions	$61,965,046	$147,430,240

Net increase in net assets	$513,260,086	$865,546,405

Net Assets

At beginning of year	$2,396,885,761	$1,531,339,356

At end of year	$2,910,145,847	$2,396,885,761

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.64%	0.65%	0.65%	0.62%	0.66	%(2)
Net investment income	8.67%	10.52%	8.92%	7.91%	7.85%
Portfolio Turnover	75%	74%	54%	84%	68%

Total Return	18.44%	40.41%	(25.45)%	6.65%	11.10%

Net assets, end of year (000’s omitted)	$2,910,146	$2,396,886	$1,531,339	$2,038,478	$1,874,813

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

Boston Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital as secondary objectives. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Income Fund of Boston, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 89.3%, 0.5%, 8.6% and 1.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the

Boston Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

Boston Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

I  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion, 0.575% from $2 billion up to $5 billion, and 0.555% of average daily net assets of $5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $16,009,463 of which $16,178 was allocated from Cash Management Portfolio and $15,993,285 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.61% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,031,132,234 and $1,873,630,542, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,736,602,679

Gross unrealized appreciation	$222,358,545
Gross unrealized depreciation	(117,394,543)

Net unrealized appreciation	$104,964,002

Boston Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Restricted Securities

At October 31, 2010, the Portfolio owned the following securities (representing 0.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares/Units	Cost		Value

Stocks, Miscellaneous and Warrants

GNC Acquisition Holdings, Class A	3/15/07	204,221	$1,021,105		$2,634,451
GNC Acquisition Holdings, Preferred	3/15/07	69,779	348,895		454,261
Fontainebleau Equity Holdings, Class A	6/1/07	301,724	3,620,688		3,017
Fontainebleau Resorts LLC (PIK), Preferred	6/1/07	9,234	9,233,790		92
Muzak Holdings LLC, Variable Rate, (PIK), Preferred	6/18/10	113,977	1,139,737		199,450
Panolam Holdings Co.	12/30/09	6,997	3,844,852		5,563,385
Peninsula Gaming LLC, Convertible Preferred Membership Interests	7/8/99	6,338	0	(1)	537,065
RathGibson Acquisition Co., LLC	6/14/10	367,800	1,951,930		8,621,232

Total Restricted Securities			$21,160,997		$18,012,953

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Credit Default Swaps — Sell Protection

			Notional	Receive
			Amount**	Annual		Net
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Appreciation

Bank of America	Amkor Technology, Inc.	Ba3/BB-	$3,850	5.00%(1)	6/20/15	$205,683
Citigroup, Inc.	First Data Corp.	Caa1/B-	10,440	5.00(1)	12/20/10	233,416
Goldman Sachs Group, Inc.	Levi Strauss & Co.	B2/B+	3,300	5.00(1)	9/20/15	233,223
Goldman Sachs Group, Inc.	Levi Strauss & Co.	B2/B+	6,600	5.00(1)	9/20/15	443,364

						$1,115,686

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2010, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $24,190,000.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps in a liability position. At October 31, 2010, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,115,686, representing the fair value of such derivatives in an asset position, with the highest amount of any one counterparty being $676,587. Such amount would be reduced by any unamortized upfront payments received by the Portfolio. Counterparties may be required to pledge collateral in the form of cash,

Boston Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is credit risk at October 31, 2010 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Credit default swap contracts	$1,115,686	$—

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is credit risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Credit default swap contracts	$2,006,638	$(538,429)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of credit default swap contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $21,313,000.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

8   Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Boston Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$128,984,406	$—	$128,984,406
Corporate Bonds & Notes	—	2,539,846,895	6,848,177	2,546,695,072
Convertible Bonds	—	3,967,506	—	3,967,506
Common Stocks	779,809	106,470	16,925,489	17,811,768
Convertible Preferred Stocks	7,308,931	770,475	—	8,079,406
Preferred Stocks	2,399,973	199,450	454,353	3,053,776
Miscellaneous	—	548,035	—	548,035
Warrants	—	867,450	537,065	1,404,515
Short-Term Investments	—	131,022,197	—	131,022,197

Net Investments	$10,488,713	$2,806,312,884	$24,765,084	$2,841,566,681

Credit Default Swaps	$—	$1,115,686	$—	$1,115,686

Total	$10,488,713	$2,807,428,570	$24,765,084	$2,842,682,367

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Corporate	Investments	Investments
	Bonds &	in Common	in Preferred	Investments	Investments
	Notes	Stocks	Stocks	in Warrants	in Miscellaneous	Total

Balance as of October 31, 2009	$456,573	$2,471,444	$422,255	$616,668	$711	$3,967,651
Realized gains (losses)	38,091	—	—	—	31,177	69,268
Change in net unrealized appreciation (depreciation)*	(1,265,895)	8,657,263	32,098	(79,603)	1,401	7,345,264
Net purchases (sales)	(1,294,091)	5,796,782	—	—	(33,289)	4,469,402
Accrued discount (premium)	—	—	—	—	—	—
Net transfers to (from) Level 3**	8,913,499	—	—	—	—	8,913,499

Balance as of October 31, 2010	$6,848,177	$16,925,489	$454,353	$537,065	$—	$24,765,084

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010*	$(1,265,895)	$8,657,263	$32,098	$(79,603)	$—	$7,343,863

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Transfers are reflected at the value of the securities at the beginning of the period.

Boston Income Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Investors of Boston
Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Boston Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2010, by correspondence with the custodian, brokers, and selling or agent banks; where replied were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Boston Income Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2010

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Boston Income Portfolio (“the Portfolio”), the portfolio in which Eaton Vance Income Fund of Boston (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Series Trust II (the Trust) and Boston Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex	Other Directorships
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Held During the
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex	Other Directorships
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Held During the
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Michael W. Weilheimer 1961	President	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 1966	Vice President	Vice President of the Trust since 2000 and of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

Investment Adviser of Boston Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Income Fund of Boston
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Income Fund of Boston
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

443-12/10	IBSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/2009	10/31/2010

Audit Fees	$63,500	$63,500
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,960	$14,960
All Other Fees(3)	$2,500	$900

Total	$80,960	$79,360

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/09	10/31/10

Registrant	$17,460	$15,860
Eaton Vance(1)	$280,861	$278,901

(1)	Certain entities that provide ongoing services to the registrant are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Boston Income Portfolio

By:	/s/ Michael W. Weilheimer Michael W. Weilheimer
President

Date:	December 21, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 21, 2010

By:	/s/ Michael W. Weilheimer

Michael W. Weilheimer
President

Date:	December 21, 2010